UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   July 23, 2003


                               RIMAGE CORPORATION
                               ------------------
             (Exact name of Registrant as specified in its charter)


          Minnesota                  0-20728                     41-1577970
          ---------                  -------                     ----------
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)


7725 Washington Avenue South
Minneapolis, MN                                                    55439
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (952) 944-8144

Items 1, 2, 3, 4, 5, 6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued July 23, 2003.

99.2 Statements of Bernard P. Aldrich and Robert M. Wolf for telephone conference held on July 23, 2003.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Rimage Corporation hereby furnishes a press release, issued on July 23, 2003, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2003 and statements of the Company's Chief Executive Officer and Chief Financial Officer made on July 23, 2003 at a telephone conference relating to the Company's quarter ended June 30, 2003 results.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       RIMAGE CORPORATION

                                       By  /s/  Robert M. Wolf
                                         -------------------------------------
                                           Robert M. Wolf
                                           Chief Financial Officer


Dated:  July 24, 2003